UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2014

TOP SHELF BRANDS HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-144597	98-0441861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bank of America Center 700 Louisiana Street, Suite 3950 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (832) 390-2787

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Top Shelf Brands Holdings Corp., (OTCBB: TEMN), announced on April 28, 2014 that it has completed the acquisition of the Dziaq Liqueur and Besado Ultra Premium Tequila brands from OTR.  Further details of the transaction will be included in financial filings at a later date.

Top Shelf Brands Holdings Corp. (OTCBB: TEMN), announced on May 6, 2014 that it has filed a motion for summary judgment in the case pending in Florida asking the court that is holding the shares to agree the certificates were improperly issued and are void.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.01 Press release dated April 28, 2014
Exhibit 99.02 Press release dated May 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOP SHELF BRANDS HOLDINGS CORP.

Date: May 6, 2014	By:	/s/ Alonzo V. Pierce
Alonzo V. Pierce
President and Chief Executive Officer